EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



   In connection with the Annual Report of Optimumbank.com (the "Bank") on Form 10-KSB for the year ended December 31, 2004 as filed with the Federal Deposit Insurance Corporation (the "Report"), I, Albert J. Finch, Chief Executive Officer of the Bank, certify, pursuant to 19 U.S.C. ss. 1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Bank as of and for the period covered by the Report.



Date: March 31, 2005                 By: /s/ Albert J. Finch
     -------------------------          ----------------------------------------
                                        Albert J. Finch, Chief Executive Officer